UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2009

CYMER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-21321	33-0175463
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT

SAN DIEGO, CALIFORNIA 92127

(Address of principal executive offices)

(858) 385-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On July 24, 2009, the Compensation Committee of our Board of Directors restored the salaries of Robert Akins, Edward Brown and Rae Ann Werner to the levels that existed prior to their reduction in January 2009 when Mr. Akins’ and Mr. Brown’s salaries were reduced by 15 percent and Ms. Werner’s salary was reduced by 10 percent.  Effective July 1, 2009, the annual salaries of Mr. Akins, Mr. Brown and Ms. Werner are as follows:

Executive Officer	Current Annual Salary
Robert P. Akins, Chairman of the Board and Chief Executive Officer	$627,000
Edward J. Brown, Jr., President and Chief Operating Officer	$486,000
Rae Ann Werner, Vice President, Corporate Controller and Chief Accounting Officer	$251,212

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

	By:	/s/ Paul B. Bowman
Date: July 28, 2009		Paul B. Bowman
Vice President and Interim Chief Financial Officer